UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

BPO MANAGEMENT SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-28560	22-2356861
(Commission File Number)	(I.R.S. Employer Identification No.)

1290 N. Hancock, Ste 200, Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 974-2670

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 7.01     Regulation FD Disclosure

On April 15, 2008, we posted on our internet web site a letter from our Chairman and Chief Executive Officer to our stockholders.  A copy of that letter is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01      Financial Statements and Exhibits

Exhibit 99.1	Letter dated April 15, 2008 from our Chairman and Chief Executive Officer to our stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPO Management Services, Inc.
(Registrant)

Date: April 15, 2008	By:/s/ Patrick Dolan
Patrick Dolan, Chairman and
Chief Executive Officer